Investor Presentation Investor Presentation July 30, 2012 Portfolio of Leading Industrial Distribution Companies Portfolio of Leading Industrial Distribution Companies Exhibit 99.1

Disclaimer
This presentation includes forward-looking information. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information presented in this presentation is not a guarantee of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industries in which we operate may differ materially from those made in or suggested by the forward-looking information contained in this presentation.  A number of important factors could cause actual results to differ materially from those contained in or implied by the forward-looking statements, including those factors discussed in our annual report on Form 10K filed March 23, 2012 and subsequent filings with the SEC.  Any forward-looking information presented herein is made only as of the date of this presentation, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, changes in future operating results over time or otherwise. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.
In addition to disclosing financial results that are determined in accordance with U.S. generally accepted accounting principles
(“GAAP”), the Company also disclosed in this presentation certain non-GAAP financial information including Adjusted
EBITDA.  These financial measures are not recognized measures under GAAP, and are not intended to be and should not be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

Joe DeAngelo, HD Supply
Chief Executive Officer
Agenda
1. Transaction Overview
3. Financial Update
2. Business Update
Ron Domanico, HD Supply
Chief Financial Officer
Ron Domanico, HD Supply
Chief Financial Officer

Transaction Overview
HD Supply, Inc. (“HDS” or the “Company”) is Seeking to Issue a $200 million add-
on to its 8.125% Senior Secured First Lien Notes due April 2019
Proceeds from the add-on will be Used for General Corporate Purposes and,
Pending Such Allocation, will be Applied to Repay Revolver Borrowings
- Pro Forma for the add-on, HDS Will Have Approximately $800 million of Available Liquidity
The Company Continues to Experience Strong Earnings Growth. LTM EBITDA
has Grown from $508 Million at end of FY’11 to $545 Million for LTM 4/29/12
($ in millions)
Sources of Funds Uses of Funds
Add-on to 8.125% Senior Notes due 2019 $200.0 Pay down ABL Borrowings $200.0
Total Sources $200.0 Total Uses $200.0
1
1
1 Does not include premium or costs attributable to the offering, which will correspondingly increase or reduce the net proceeds, as applicable.

New Debt Structure
Pro Forma Capitalization
($ in millions)
Note: At closing, after applying the $200 million in proceeds, approximately $430 million is expected to be outstanding under the ABL Facility.
1 Balances shown at face value
2 LTM as of 4/29/12
Capitalization Rate Maturity Current Adj. Pro Forma
Cash And Cash Equivalents $125.0 - $125.0
ABL Revolver ($1,500M) L+200 bps 4/12/17 370.0 ($200.0) 170.0
Sr Sec First Lien Term Loan L+600 bps 10/12/17 1,000.0 - 1,000.0
Sr Sec First Lien Notes 8.125% 4/15/19 950.0 $200.0 1,150.0
Total First Lien Debt 2,320.0 - 2,320.0
Sr Sec Second Lien Notes 11.000% 4/15/20 675.0 - 675.0
Total Secured Debt 2,995.0 - 2,995.0
Exchanged Senior Notes 14.875% 10/12/20 757.0 - 757.0
Senior Subordinated PIK Notes 13.500% 9/1/15 1,820.0 - 1,820.0
Total Debt 5,572.0 - 5,572.0
Shareholder's Equity (780.0) - (780.0)
Total Capitalization $4,792.0 - $4,792.0
Operating Statistics
LTM
4/29/12
LTM
4/29/12
LTM Adj. EBITDA
2
$545.0 $545.0
Credit Statistics
Net First Lien Debt / Adj. EBITDA 4.0x 4.0x
Net Secured Debt / Adj. EBITDA 5.3x 5.3x
Total Debt / Adj. EBITDA 10.2x 10.2x
Net Debt / Adj. EBITDA 10.0x 10.0x
4/29/2012
1
1

Issuer: HD Supply, Inc.
Security: Add-on to 8.125% Senior Secured First Lien Notes (the “Notes”)
Amount: $200 million
Expected Issue Ratings: B2 / B+
Guarantors:
Each Domestic Subsidiary that is a Borrower under the ABL Facility or that guarantees debt of the Issuer under a Credit Facility and is a Wholly-Owned Subsidiary or under certain Capital Markets Securities
Security:
First priority interest in substantially all assets and stock of the Issuer and Guarantors, other than the ABL
Priority Collateral, and second priority interest in the ABL Priority Collateral
Maturity:
4/15/19, provided that if more than $450 million of the 13.500% Senior Subordinated Notes due 9/1/15 are
outstanding on a date that is 90 days prior to their maturity, the Notes will have an event of default permitting acceleration of maturity 90 days prior to the maturity of the Senior Subordinated Notes
Optional Redemption: Non-callable until 4/15/15, then callable at 106.094 until 4/15/16, declining ratably to par by 4/15/18
Equity Clawback:
On or prior to 4/15/15, up to 35% of the Notes may be redeemed with the proceeds of certain equity issuances at par plus the coupon
Change of Control: 101% of the principal amount plus accrued interest
Covenants: Same as the existing 8.125% Senior Secured First Lien Notes
Distribution Method: Rule 144A with Registration Rights
Add-on 1
st
Lien Bond Summary Terms

Agenda
1. Transaction Overview
3. Financial Update
2. Business Update
Ron Domanico, HD Supply
Chief Financial Officer
Joe DeAngelo, HD Supply
Chief Executive Officer
Ron Domanico, HD Supply
Chief Financial Officer

At A Glance
Market Leading Industrial Distributor
One of the Largest
Industrial Distributors Serving the
Highly Fragmented U.S. and Canadian Infrastructure,
MRO and Construction Sectors
Diverse Portfolio of Distribution Businesses that Provide
Approximately 1 Million SKUs
to 440,000 Professional
Customers,
Including Contractors, Government Entities,
Maintenance Professionals, Home Builders and Industrial
Businesses
–
Operate Approximately 640 Locations Across 45 U.S.
States and 9 Canadian Provinces
Broad Diversity in Product Portfolio, Customer Base
and Vendor Relationships Reduces the Company’s
Exposure to Any Single Segment, Product or Customer
Size, Scale
and National Presence Drive Competitive
Advantage in Large, Fragmented Markets
$7.3 Billion of Sales and
$545M (7.5%) of Adj. EBITDA
for the Last Twelve Months Ended April 29, 2012
Geographic Footprint Geographic Footprint
1 See Appendix for Reconciliation of Adjusted EBITDA
Note: HD Supply Operates a Sourcing Office in China
1
“Expansive Footprint”

End Market Overview
~$123B Market Opportunity, Solid Growth Drivers
1 Management Estimates
Infrastructure Maintenance & Repair Specialty Construction
“Endless, Critical Demand” “Continual Demand” “Niche Expertise”
2 Formerly Utilities/Electrical
2
Market
Opportunity
$42B $42B $64B $64B $17B $17B
Demand
Drivers
Aging Overburdened Infrastructure
Coverage for Population Growth
Cost-Effective Distribution of Water
and
Energy
Maintenance
Required for Existing
Stock of U.S. Structures
Repair and Remodel Construction
Single Family, Multi-Family,
Commercial, Municipal and Repair and
Remodel Construction
HD Supply
Businesses
Waterworks
Power Solutions
Facilities Maintenance
Crown Bolt
Repair & Remodel
White Cap
Creative Touch Interiors
HD Supply
Competitive
Advantages
Scale, Information
Technology
and Pricing Rigor
Deep Customer Relationships
Industry Leading Management Talent
and Experience
Comprehensive Product Assortment,
Superior Availability and Delivery
Time Differentiation
Superior National Distribution
Capabilities
Lean Operating Cost Structure
Leveraging ERP Technologies
Customer Service Differentiation
(i.e.,
Delivery Times, Sales Expertise, Value-
Added Product)
Product Assortment and Knowledge
1

10
Addressable Opportunities
Addressable Opportunity and HD Supply’s Position
1 Management Estimates
2 Sales for the Year Ending January 29, 2012
3 Facilities Maintenance is the Largest Distributor to Multifamily Properties.  Power Solutions is the Largest Utilities Distributor
$1.8B
Waterworks
$8B
$1.9B
Facilities
$63B
$1.0B
White Cap
$12B
$1.6B
Power
Solutions
$34B
Est. Market Size
HD Supply Sales
Share¹
Rank
21%
#1 #1
3%
#1 #1
8%
#1 #1
5%
#1 #1
Maintenance
Leading Position, Large Opportunities
3 3
($ in billions)

2
1

End Market Diversity
HD Supply Sales HD Supply Sales
Estimated % of FYE Jan. ’12 Sales
Construction, 39%
Infrastructure
and Other
34%
MRO
27%
Residential
13%
Non-Residential
26%
39% Construction, 27% MRO, 34% Infrastructure

Construction End Market Outlook
Construction Market Growth Projected For ’12
Non-Residential Construction
(26%)
(Construction Spend Change, Index = ’07)
Residential Construction
(13%)
(13%)
(SF Housing Starts Change, Index = ’07)
Third Party Forecast Range
Sources: Zelman and Associates, Economy.com, Dodge, Portland Cement Association
Spend ($ in billions)
High $164
Low $154 $170 $192
540
Annual SF Starts
(000s)
810 665 506
898 1,245
$160 $158 $165 $243 $239
Actual
$182 $226
Actual
1,035 429 471 445 616
-60%
-40%
-20%
0%
20%
40%
'07A '08A '09A '10A '11A '13F '14F '07A '08A '09A '10A '11A '12F '13F '14F
-60%
-40%
-20%
0%
20%
40%
'12F
High
Low
Forecast Range Forecast Range

13
Vacancy Rate
U.S. Apartments U.S. Apartments National Forecast – All Hotels National Forecast – All Hotels
63%
55%
64%
$66
$54
$74
+1.3Pts +1.3Pts
’11 - ’14
Source: REIS (“United States Apartment 4Q 2011 MetroTrend Futures) Source: Hotel Horizons – Econometric Forecasts or U.S. Lodging Markets (March – May 2012 Edition)
’07A ’14F ’13F ’12F ’11A ’10A ’09A ’08A
5.7%
8.0%
4.5%
5.2%
0.7 Pts 0.7 Pts
’11 - ’14
’07A ’14F ’13F ’12F ’11A ’10A ’09A ’08A ’07A ’14F ’13F ’12F ’11A ’10A ’09A ’08A ’07A ’14F ’13F ’12F ’11A ’10A ’09A ’08A
4.8%
-4.3%
3.9%
4.5%
+0.7Pts +0.7Pts
’11 - ’14
Multifamily Multifamily Hospitality Hospitality
+6% CAGR
(’11 - ’14)
Rev. Per Occupied Stock Occupancy Rate Rev. Per Avail. Room
U.S. Apartment and Lodging Outlook
Favorable Outlook

HD SUPPLY

HD SUPPLY FACILITIES MAINTENANCE

HD SUPPLY WATERWORKS

HD SUPPLY POWER SOLUTIONS

HD SUPPLY White Cap CONSTRUCTION SUPPLY

HD SUPPLY

(Sales Growth Versus Market)
Outpace Market Growth… ’11A
Total HD Supply… +9 Pts V Estimated Market Growth
Source: 3 Party Market Sources, Management Estimates
+2% +2%
Market
WW
(3%) (3%)
Market
PS
+11% +11%
+14 Pts
+5% +5%
(5%) (5%)
Market
WC
+15% +15%
+20 Pts
FM
+11% +11%
+4% +4%
+7 Pts
Market
+3 Pts
rd

Investment Thesis and Key Credit Highlights
Premier Portfolio
of Assets With
Leading
Positions in
Highly Fragmented Markets
Significant Business Diversity Supports Stability:
End Markets… 27% MRO, 26% Non-Residential, 13% Residential, 34% Infrastructure and Other
Customers… 10 Largest Represent 10% of FY ’11 Sales; Largest Customer is 4% of Sales
Suppliers… 10 Largest Represent 16% of FY ’11 Spend
Expansive Product Offering… ~ 1 Million SKUs
Robust Liquidity
and
Financial Flexibility
Favorable Market
Outlook...
Poised for
Accelerated Growth on Rebound
With
Significant Cost Leverage
Low Capital Intensity Results in High Cash Conversion
Experienced, Motivated
Management Team
and Strong
Equity Sponsorship

Agenda
1. Transaction Overview
3. Financial Update
2. Business Update
Ron Domanico, HD Supply
Chief Financial Officer
Ron Domanico, HD Supply
Chief Financial Officer
Joe DeAngelo, HD Supply
Chief Executive Officer

Operations
Adjusted EBITDA +48% Versus ’09
FY’11 Financial Highlights
Sales $7.0B…+$579M (YOY Growth +9.0%)
Positive Sales Growth in Unfavorable Market:
- Residential :               -10% (Zelman)
- Non- Residential :      - 6% (Dodge)
- Muni: -16% (Dodge)
GM $2.0B…+$173M VPY
Rate 28.7% +11bps VPY
SG&A $1.5B…+$77M VPY
Productivity Offset 100% of Inflation
Adj. EBITDA $508M…
+$97M (YOY Growth +23.6%)
EBITDA
Growth 2x Sales Growth
Initiatives +$48M VPY
Trade Net Working Capital (WC)
$1.3B…+$319M VPY
Impacted by Timing of Inventory Purchases
CapEx $115M…+$66M VPY
Maintenance $40M…~50/50 split bet. fac. and IT
Growth $25-30M
Projects: Fleet $30M, ERP/DR $16M
Cash Flow
$94M…($564M) VPY
Impacted by Timing of Inventory Purchases
1 Includes Trade Receivables, Net Inventory & Accounts Payables
2 See Appendix for reconciliation
Plan PY
GM $2,014 $1,768 $1,841
% of Sales 28.7% 28.0% 28.5%
SG&A $1,532 $1,453 $1,455
% of Sales 21.8% 23.0% 22.6%
Adj. EBITDA $508 $343 $411
% of Sales 7.2% 5.4% 6.4%
Balance Sheet
Cash Flow $94 $261 $658
Trade Net WC $1,313 $1,254
$994
Liquidity $1,247 $897 $1,323
Net Debt $5,350 $5,236 $4,956
Adj. EBITDA
Net Sales $7,028 $6,313 $6,449
($ in millions)
CapEx $115 $58 $49
1
2
2
1
$508M
$411
$343M
FY ’11
FY ’09 FY ’10
+$68M
+19.8%
+$97M
+23.6%

Financial Summary
1
Strong Operating Performance
Adjusted EBITDA Adjusted EBITDA
Sales
Gross Margin %
Adj. EBITDA %
Cash Flow
See Reconciliation to GAAP in Appendix
Represents Unlevered, Pre-Tax Cash flows including results of discontinued operations, See Reconciliation to GAAP in Appendix
Eight Consecutive Quarters of
Year-Over-Year Sales Growth;
LTM Growth
– 1Q12: 14.2%
– 4Q11: 13.6%
– 3Q11: 9.8%
– 2Q11: 9.1%
Refinancing of Nearly $4 Billion
in Outstanding Indebtedness. No
Significant Debt Maturities Until
mid-2015
Completion of the Sale of the
Industrial Pipes, Valves and Fittings
Business for Approximately $464
Million After Transactions Costs
Net Sales and Adjusted EBITDA
Growth in all Four Core
Businesses:
Facilities
Maintenance, Waterworks, Power
Solutions and White Cap
LTM Q1 LTM Q1
2012 2012
$545M
$7,256M
28.6%
7.5%
$257M
$429M
$6,505M
28.6%
6.6%
$291M
+27%
$133M
$1,836M
28.5%
7.2%
$45M
$96M
$1,608M
28.6%
6.0%
($118M)
Q1 '11 Q1 '11 Q1 '12 Q1 '12
+39%
($ in millions)
LTM Q1 LTM Q1
2011 2011
Q1 2012 Comments
2
2
1

Subsequent Event
June 29, 2012, Purchased Peachtree Business Products LLC (“Peachtree”)
for Approximately $196 million, Subject to a Customary Working Capital
Adjustment
Peachtree Specializes in Customizable Business and Property Marketing
Supplies, Serving Residential and Commercial Property Managers, Medical
Facilities,
Schools and Universities, Churches and Funeral Homes
Will be Operated as Part of Facilities Maintenance

Accelerating Financial Performance
Financial Performance Validates the Strategy
Sales
and
Earnings Momentum Accelerating
Eight Consecutive Quarters
of Year-Over-Year
Sales Growth, Gross Profit
and
Operating Profit…
with
Market Headwind
Largest Percentage Sales Increase Since 2007
Gross Profit Rates of 28.6%
are Among the
Strongest Since 2007
Strong Operating Profit Improvement
Adjusted EBITDA Up 39%
Year-Over-Year
Liquidity
is
Robust
Management Team Driving Relentless Execution
1 For 1Q12
1
1

Q&A

Reconciliation to GAAP Financials
($ in Millions)
Note 1: Totals may not foot due to rounding
2010 2011 2012 LTM LTM Fiscal Fiscal Fiscal
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q1-11 Q1-12 2009 2010 2011
Adjusted EBITDA 78 $      124 $     130 $     79 $      96 $      155 $     155 $     102 $     133 $     429 $     545 $     343 $     411 $     508 $
Reconciling Items:
Depreciation and Amortization (88)        (87)        (85)        (83)        (83)        (82)        (82)        (82)        (83)        (338)      (329)      (364)      (343)      (329)
Goodwill impairment -        -        -        -        -        -        -        -        -        -        -        (219)      -        -
Restructuring (5)          (3)          -        -        -        -        -        -        -        (3)          -        (21)        (8)          -
Stock Compensation (4)          (4)          (5)          (4)          (4)          (5)          (7)          (4)          (5)          (17)        (21)        (18)        (17)        (20)
Management Fee (1)          (2)          (1)          (1)          (1)          (2)          (1)          (1)          (1)          (5)          (5)          (5)          (5)          (5)
Other -        -        -        (1)          -        -        -        1           (1)          (1)          -        -        (1)          1
GAAP Operating Income (Loss) (20)        28         39         (10)        8           66         65         16         43         65         190       (284)      37         155
Interest Expense, net (156)      (155)      (153)      (159)      (158)      (159)      (160)      (162)      (166)      (625)      (647)      (602)      (623)      (639)
Loss on extinguishment of debt -        -        -        -        -        -        -        -        (220)      -        (220)      200       -        -
Other Income (Expense) (4)          2           1           2           1           -        -        (1)          -        6           (1)          8           1           -
GAAP Pre-Tax Income (Loss) (180)      (125)      (113)      (167)      (149)      (93)        (95)        (147)      (343)      (554)      (678)      (678)      (585)      (484)
Tax Benefit (Expense) (22)        12         15         (33)        (20)        (15)        (24)        (20)        33         (26)        (26)        198       (28)        (79)
GAAP Net Income (Loss) Cont Ops (202) $    (113) $    (98) $     (200) $    (169) $    (108) $    (119) $    (167) $    (310) $    (580) $    (704) $    (480) $    (613) $    (563) $

Reconciliation to GAAP Financials (cont.)
($ in Millions)
Note 1: Totals may not foot due to rounding
2010 2011 2012 LTM LTM Fiscal Fiscal Fiscal
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q1 2011 Q1 2012 2009 2010 2011
Adjusted Cash Flow 249 $    55 $      116 $    238 $    (118) $   (22) $     173 $    61 $      45 $      291 $    257 $    261 $    658 $    94 $
Reconciling Items:
Interest Paid (164)      (18)        (167)      (14)        (163)      (14)        (163)      (16)        (329)      (362)      (522)      (366)      (363)      (356)
Taxes (Paid) Received 218       (3)          (1)          2           1           (6)          1           (1)          -        (1)          (6)          127       216       (5)
Capital Expenditures 11         11         12         15         18         17         23         57         22         56         119       58         49         115
Proceeds from Sale of PPE (1)          -        -        (3)          (2)          (2)          -        -        (1)          (5)          (3)          (8)          (4)          (4)
Management Fees & Expenses (1)          (2)          (1)          (1)          (1)          (1)          (2)          (1)          (1)          (5)          (5)          (5)          (5)          (5)
Other -        -        1           (1)          (4)          1           -        (1)          -        (4)          -        2           -        (4)
GAAP Operating Cash Flows 312 $    43 $      (40) $     236 $    (269) $   (27) $     32 $      99 $      (264) $   (30) $     (160) $   69 $      551 $    (165) $